UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 31, 2015

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2015, Nabors Industries Ltd. (the “Company”) and Nabors Industries, Inc. (“Nabors Delaware”) entered into a third amendment to the executive employment agreement with Anthony G. Petrello, Chairman, President and Chief Executive Officer of each of the Company and Nabors Delaware, effective as of January 1, 2013 (the “Petrello Employment Agreement”). This amendment extends the 10% reduction in the annual rate of base salary payable under the Petrello Employment Agreement from $1.75 million per year to $1.575 million per year through June 30, 2016.

On December 31, 2015, the Company and Nabors Delaware entered into a third amendment to the executive employment agreement with William Restrepo, Chief Financial Officer of each of the Company and Nabors Delaware, effective as of March 3, 2014 (the “Restrepo Employment Agreement”). This amendment extends the 10% reduction in the annual rate of base salary payable under the Restrepo Employment Agreement from $650,000 per year to $585,000 per year through June 30, 2016.

The reduction in base salaries of Messrs. Petrello and Restrepo was initially implemented in December 2014 for an interim 6-month period commencing January 1, 2015 and ending June 30, 2015 pursuant to a first amendment to the employment agreements, and was further extended for an additional 6-month period ending December 31, 2015 pursuant to a second amendment to the employment agreements, as part of an initiative to reduce costs in light of the decline in industry conditions. The salary reductions do not affect the calculation or payment of any ancillary benefits. The Petrello Employment Agreement and the Restrepo Employment Agreement were filed as Exhibit 99.1 to our Form 8-K, dated March 7, 2013 and Exhibit 10.1 to our Form 8-K, dated March 3, 2014, respectively. The first amendment to the Petrello Employment Agreement and the first amendment to the Restrepo Employment Agreement were filed as Exhibit 99.1 and Exhibit 99.2, respectively, to our Form 8-K, filed on December 19, 2014. The second amendment to the Petrello Employment Agreement and the second amendment to the Restrepo Employment Agreement were filed as Exhibit 99.1 and Exhibit 99.2, respectively, to our Form 8-K, filed on June 8, 2015.

The foregoing descriptions of the third amendments are qualified in their entirety by reference to such amendments, which are attached hereto as Exhibit 99.1 for the Petrello Employment Agreement and Exhibit 99.2 for the Restrepo Employment Agreement and are incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Third Amendment to Executive Employment Agreement, dated December 31, 2015, among Nabors Industries Ltd., Nabors Industries, Inc. and Anthony G. Petrello.

99.2	Third Amendment to Executive Employment Agreement, dated December 31, 2015, among Nabors Industries Ltd., Nabors Industries, Inc. and William Restrepo.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: January 5, 2016	By:	/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Third Amendment to Executive Employment Agreement, dated December 31, 2015, among Nabors Industries Ltd., Nabors Industries, Inc. and Anthony G. Petrello.

99.2	Third Amendment to Executive Employment Agreement, dated December 31, 2015, among Nabors Industries Ltd., Nabors Industries, Inc. and William Restrepo.